AMERICAN MUTUAL FUND
QUARTERLY REPORT

FOR THE NINE MONTHS ENDED JULY 31, 1997

[AMERICAN FUNDS GROUP (R)]

[photo: field of poppies]

FELLOW INVESTORS:

American Mutual Fund continues to strive for the balanced accomplishment of its three objectives - current income, capital growth and conservation of principal
- through investments in companies that participate in the growth of the American economy.

During the fund's latest fiscal quarter, the stock market was again buoyed by expectations among investors that corporate earnings growth will hold steady or improve and that the economy will continue to expand in a relatively stable, low-inflation environment. For the three-month period ended July 31, the value of your holdings in American Mutual Fund gained an unusually large 15.0% if, like most shareholders, you reinvested the income dividend of 20 cents per share. Over this same period, the unmanaged Standard & Poor's 500 Composite Index rose 19.6% with dividends reinvested.

AMF's dividend yield, based on the income dividends paid over the past 12 months and the fund's net asset value on July 31, was 2.6%. This was substantially above the S&P 500's dividend yield which, at 1.6%, is at the lowest recorded level this century.

In keeping with American Mutual Fund's goal of preserving capital, we continue to emphasize the stocks of financially strong companies with long histories of increasing earnings and dividends. We also continue to hold about one-quarter of the portfolio in short-term securities and bonds. This should cushion the impact of any market decline and enable us to take advantage of new stock opportunities as they emerge.

We look forward to reporting to you in more detail in three months.

Cordially,
/s/James K. Dunton       /s/Robert G. O'Donnell
James K. Dunton          Robert G. O'Donnell
Chairman of the Board    President

September 11, 1997

PORTFOLIO SUMMARY                       Market Value         Percent of

July 31, 1997                           (Millions)           Net Assets

INVESTMENT MIX

Equity-Type Securities                  $7,251.074           76.68%

Bonds and Notes                         322.404              3.41

Cash and Equivalents                    1,883.048            19.91



Net Assets                              $9,456.526           100.00%



TEN LARGEST INDUSTRY HOLDINGS

Banking                                 $1,203.740           12.73%

Energy Sources                          852.351              9.01

Telecommunications                      703.587              7.44

Health & Personal Care                  634.250              6.71

Chemicals                               450.366              4.76

Utilities: Electric & Gas               335.738              3.55

Insurance                               284.630              3.01

Business & Public Services              267.836              2.83

Merchandising                           253.022              2.68

Forest Products & Paper                 233.960              2.47



TEN LARGEST INDIVIDUAL HOLDINGS

DuPont                                  $242.648             2.57%

Ameritech                               221.627              2.34

Amoco                                   220.430              2.33

AT&T                                    190.505              2.01

Schering-Plough                         140.226              1.48

American Home Products                  131.900              1.39

Dow Chemical                            131.594              1.39

SBC Communications                      130.045              1.38

Wal-Mart Stores                         122.078              1.29

Royal Dutch Petroleum                   111.875              1.18


[AMERICAN FUNDS GROUP (R)]
Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the fund's average annual compound returns with all distributions reinvested for periods ended June 30, 1997 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods (sales charges are lower for accounts of $50,000 or more): 10 years: +12.03%; five years: +14.74%; 12 months: +17.74%.
The fund's 30-day yield as of August 31, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 2.66%. The fund's distribution rate as of that date was 2.49%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND WERE COMPUTED WITHOUT A SALES CHARGE. PAST RESULTS ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA SG/L/3471
(c)1997 American Funds Distributors, Inc.
Lit. No. AMF-012-0997
Printed on recycled paper